SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: March 6, 2007
                        (Date of earliest event reported)


                             HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


  Delaware                       0-5411                     23-2413500
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(State or other               (Commission                 (IRS Employer
 jurisdiction of               File Number)               Identification
 incorporation)                                              Number)


101 North Pointe Boulevard, Lancaster, Pennsylvania        17601-4133
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Address of principal executive offices)                    (Zip Code)



Registrant's telephone number including area code       (717) 735-8117
                                                      -------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

                    INFORMATION TO BE INCLUDED IN THE REPORT

     The information in this Form 8-K Current Report and the exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.02    Results of Operations and Financial Condition


     On March 6, 2007, Herley Industries, Inc. issued an earnings press release announcing its financial results for the second quarter ended January 28, 2007. A copy of the earnings release is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

         (c)      Exhibits

                  99 Earnings Release, dated March 6, 2007, announcing the Registrant's financial results for the second quarter ended January 28, 2007.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HERLEY INDUSTRIES, INC.


                                       By: /s/ Myron Levy
                                          ------------------------------------
                                          Myron Levy
                                          Chairman and Chief Executive Officer

Dated:   March 8, 2007